                   Annual Report

                                NEW
                                ASIA
                                FUND
                                ----------------
                                OCTOBER 31, 2002
                                ----------------

                                   [GRAPHIC]


                             [LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New Asia Fund

..    Asian markets declined during the six months ended October 31, plagued by weak economic data and investors' risk aversion.

..    The New Asia Fund struggled but outpaced the Lipper funds average in both periods.

..    As prices dropped, we added to several of our core holdings, some of Asia's older blue chip names that became extremely attractive in the downturn.

..    We continue to seek companies that are domestically or regionally focused, or global firms that are taking share from weaker Western competitors.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

Our last shareholder report came at an optimistic time for Asian markets and the world economy in general. Over the past six months, factors we previously cited as risks have asserted themselves. The first is slower global economic growth, particularly in the U.S., and the other, sustained higher oil prices due to tensions in the Persian Gulf.

Despite relatively firm prospects for economic growth in Asia outside of Japan, investors have ruthlessly priced these markets as if forecasts for both economic growth and earnings were low. Although we were optimistic that the Asian region could buck a worldwide sell-off in equities because of its relatively brighter economic prospects, this has not proven correct. While Asian market performance has been better than that of developed markets in Europe and the U.S., we realize that this is of small comfort to our investors who saw the value of their investment with us decline over the six-month period.

----------------------
PERFORMANCE COMPARISON
-----------------------------------------------------------
Periods Ended 10/31/02               6 Months     12 Months
-----------------------------------------------------------
New Asia Fund                         -17.68%        11.15%

MSCI All Country Far East
Free Ex-Japan Index                   -18.35         15.14

Lipper Pacific Ex-Japan
Funds Average                         -18.44         11.09

Since April, prices fell across the region, ranging from a mild -3.8% for Thailand to a precipitous -25.9% for Taiwan. These declines erased much of the spectacular gains recorded at the end of 2001 and into the first half of 2002. For the latest six-month period, your fund's returns compared favorably with the performance of both the peer group and the passive benchmark index, as shown in the table. Your fund's 11.15% 12-month return was in line with competitor funds as measured by the Lipper Pacific Ex-Japan Funds Average, but was behind the 15.14% return generated by the MSCI All Country Far East Free Ex-Japan Index, which measures the aggregate performance of stock markets in the region.

Over the past 12 months, we have steadily expanded the breadth of our holdings in mid-sized companies, adding businesses that are less exposed to the downturn in the West by virtue of their purely domestic focus.

As we wrote in April, this broadening and repositioning of the fund--and to some extent away from companies with a greater export focus and global orientation--is a long-term strategic shift based on the changes that we see in Asia. However, because market conditions have been so adverse in the last few months, even the highest-quality companies, whose earnings are quite insulated from global events, have not been immune to the broad repricing of risk and growth. In this environment, only "pseudo bonds" (companies with little growth prospects but a relatively steady payout in the form of dividends) have held up. The highly regulated Hong Kong-based electric power and gas firms are examples of companies that we tend not to hold because they show limited long-term growth prospects. Underweighting defensive issues was one of the major detractors versus our MSCI benchmark.

REGIONAL REVIEW

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 10/31/02                                    6 Months    12 Months
--------------------------------------------------------------------------------
China                                                       -14.84%       -5.55%
Hong Kong                                                   -20.95        -0.52
India                                                        -9.41         2.81
Malaysia                                                    -14.90        16.48
Philippines                                                 -30.26       -11.50
Singapore                                                   -12.65        14.50
South Korea                                                 -14.93        48.80
Taiwan                                                      -25.93         9.02
Thailand                                                     -3.79        39.20

Source: RIMES Online, using MSCI indices.

Economic news in Asia has been fairly encouraging, particularly given such a bearish world outlook. Consumption has held up fairly well in China, South Korea, India, Thailand, and Malaysia. Investment by both locals and foreign multinational corporations in China, India, and Thailand has remained robust, in spite of the poor outlook for investment spending around the world. There are early signs that private sector investment in Malaysia is picking up from depressed levels. Even in Hong Kong, which has been hurt by property price deflation and rapid changes in the labor market (unemployment rose to a record 7%), we are starting to see signs of stabilization in bad debts in the banking system and an improvement in employment levels. These developments give us renewed confidence that Asia will weather a difficult environment fairly well and that share prices currently reflect too pessimistic an outlook for Asian growth and earnings.

In the past six months, we made few significant changes to the fund's overall positioning and continued those we described in our last report. For instance, we remain invested in two key areas: growing companies that are focused on their home markets in Asia, largely in domestic consumption such as retail, beverages, leisure, or financial services; and global champions, companies that can grow despite a sluggish worldwide environment because they are the lowest-cost providers of goods or services and are thus gaining market share from developed-market, high-cost competitors. Our decision to underweight the value-oriented utility sector, which held up especially well in the last two months of the period, detracted from absolute and relative returns.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
                                                           4/30/02      10/31/02
--------------------------------------------------------------------------------
Financials                                                   35.7%         39.2%
Information Technology                                       25.8          22.5
Consumer Discretionary                                        8.7           9.4
Industrials and Business Services                             7.5           8.3
Telecommunication Services                                    6.3           7.0
Materials                                                     2.7           4.3
Consumer Staples                                              5.3           4.0
Energy                                                        0.9           1.2
Health Care                                                   0.3           0.5
Utilities                                                     0.3           0.0
Reserves                                                      6.5           3.6
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

Since April, we have made only minor strategic country allocation shifts, maintaining the same beliefs that pervade our stock selection. We have maintained a significant overweighting (versus our benchmark) in South Korea, Malaysia, India, and Thailand, and have underweighted the very open, more developed economies like Hong Kong and Singapore. Fortuitously, we have steadfastly avoided investing in countries like Indonesia and the Philippines, despite what appear on the surface to be very low valuations, and thus have avoided the worst fallout from terrorism-related events, such as the Bali bombing, that have plagued these two countries. Their ability to restructure their economies and restore a sustainable growth path is very remote, given the persistent twin problems of rising lawlessness and massive indebtedness, coupled with a lack of strong political power by the current governing parties. Nothing we have seen at the company level in these two countries, in terms of corporate governance or management ability, encourages us to look beyond a very difficult macroeconomic picture.

PORTFOLIO REVIEW

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]
India                 9%
Singapore             7%
Thailand              6%
Other and Reserves    5%
South Korea          31%
Hong Kong            18%
Taiwan               14%
Malaysia             10%

In Taiwan, we added to our holdings in financial services firms Chinatrust Financial Holdings (formerly called China Trust Commercial Bank) and Fubon Financial Holding and bought Taishin Financial Holdings on improving local business conditions. Concurrently, we sold technology holdings Quanta Computer and Ambit Microsystems as we have less confidence in management's strategy in the difficult technology environment. The decision to sell proved a bit premature as the shares bounced in the October rally.

Bank regulators have attempted to cool down the rapidly overheating consumer credit market in South Korea by tightening lending standards as a preemptive measure to avoid long-term bad debt problems. As a result, we trimmed some of our financial services holdings, selling Hana Bank, and focused instead on the higher-quality Korean banks Kookmin Bank and Shinhan Financial.

In Hong Kong, we increased our holdings in both Henderson Land Development and Hutchison Whampoa a bit as prices dropped. We believe that a stabilizing Hong Kong economy will be beneficial to these two companies. We also took some profits in our core holding in specialty retailer Esprit.

We established a new position in Bharti Tele-Ventures, India's largest and highest-quality private sector mobile telecom provider, into weakness as concerns mount about a new entrant into the market. Although the shares continued to drift lower, we are confident in management's ability and expect an eventual industry shakeout to benefit the company. We purchased I-Flex Solutions at its initial public offering. We have great hopes that I-Flex is one of India's long-term winners. The company provides modular core systems software to banks and other financial institutions. The firm is in competition with global players based in Europe and the U.S. and has tremendous sales momentum and market share gains versus its higher-cost competitors, given the quality and superior functionality of its products. We also added a small initial position in Kotak Mahindra Finance, one of India's largest and most respected private sector firms in asset management and investment banking, an area that is still largely dominated by cumbersome government-owned firms. We also added a small initial position in Moschip Semiconductor, a promising Indian chip design firm.

During the period, we bought back Singapore-based Venture Manufacturing, a superbly managed contract designer and manufacturer of electronic equipment, into extreme price weakness. Management has proven itself yet again during the technology downturn, and the company is gaining market share from its financially weak and overstretched competitors. We also started to accumulate shares in Singapore Exchange as its price fell.

OUTLOOK

We expect the coming year to remain challenging with muted world growth putting a damper on potential revenue gains in most industries. Within Asia, we continue to seek companies that are domestically or regionally focused, or global firms that are taking share from weaker Western competitors. We are also looking for growth opportunities in companies that operate in fairly mature or cyclical industries and that are either consolidating their market position or are undergoing significant operational restructuring.

However, perhaps the most exciting development in the next year will be the gradual opening of the domestic China market to foreign investors. Chinese authorities have recently approved a plan that would allow foreign investors such as T. Rowe Price to invest directly in the debt and equity of companies listed on the domestic Chinese exchanges in Shanghai and Shenzhen. Currently, only domestic Chinese investors are able to invest in these securities. Although fairly restrictive and limited at present, we believe that this market opening is a landmark change whose long-term impact on Asian investments should not be underestimated.

China is one of the largest countries in the world and one of the largest economies in the developing world. Its gradual liberalization and spectacular development has been an engine of growth as well as a competitive challenge for Asia. The Chinese domestic stock market, known as the A-share market, is the largest in Asia outside of Japan. We expect that the China market will form a larger and larger portion of the total investable universe in Asia in the next three to five years and will eventually provide the largest single-country investment opportunity in Asia.

We are spending significant time researching and identifying the most attractive investment opportunities in China. Investing there will be fraught with problems at first, from unfamiliar and unreliable accounting to questionable corporate governance practices and high valuations. We believe, however, that privately held, nongovernment entrepreneurial companies will list in increasing numbers in the years to come and that these will raise the profile and attractiveness of the China investment opportunity. Our approach will be to proceed with caution and--as with other investments in Asia--to focus on management and franchise quality. We hope to offer a much more detailed appraisal on China in future reports.

Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 22, 2002

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                      10/31/02
--------------------------------------------------------------------------------
Samsung Electronics, South Korea                                        10.1%
South Korea Telecom, South Korea                                         3.1
Hutchison Whampoa, Hong Kong                                             3.0
Kookmin Bank, South Korea                                                2.7
ICICI Bank, India                                                        2.5
--------------------------------------------------------------------------------
Cheung Kong Holdings, Hong Kong                                          2.5
Taiwan Semiconductor Manufacturing, Taiwan                               2.4
HDFC Bank, India                                                         1.9
Sun Hung Kai Properties, Hong Kong                                       1.8
DBS, Singapore                                                           1.6
--------------------------------------------------------------------------------
United Overseas Bank, Singapore                                          1.6
Bangkok Bank, Thailand                                                   1.6
Thai Farmers Bank, Thailand                                              1.6
Shinhan Financial, South Korea                                           1.5
Esprit, Hong Kong                                                        1.5
--------------------------------------------------------------------------------
United Microelectronics, Taiwan                                          1.4
Siam Commercial Bank, Thailand                                           1.4
Samsung Fire & Marine Insurance, South Korea                             1.3
POSCO, South Korea                                                       1.3
Henderson Land Development, Hong Kong                                    1.3
--------------------------------------------------------------------------------
Chinatrust Financial Holding, Taiwan                                     1.2
Hong Leong Bank, Malaysia                                                1.2
China Mobile, Hong Kong                                                  1.1
Samsung Securities, South Korea                                          1.1
Lotte Chilsung Beverage, South Korea                                     1.1
--------------------------------------------------------------------------------
Total                                                                   51.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW ASIA FUND
--------------------------------------------------------------------------------

                                    [CHART]

                Lipper Pacific        MSCI AC Far East
            Ex-Japan Funds Average   Free Ex-Japan Index      New Asia Fund

10/92              10,000                 10,000                10,000
10/93              14,008                 15,408                15,166
10/94              15,791                 17,791                15,790
10/95              14,947                 16,450                14,258
10/96              15,678                 18,076                15,338
10/97              10,696                 11,823                10,644
10/98               8,126                  9,098                 8,944
10/99              12,028                 13,834                13,303
10/00              10,972                 10,876                13,213
10/01               8,599                  8,137                 9,483
10/02               9,679                  9,370                10,541

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/02           1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
New Asia Fund                    11.15%       -7.46%       -0.19%          0.53%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


--------------------
FINANCIAL HIGHLIGHTS                For a share outstanding throughout each period
-------------------------------------------------------------------------------------------
                                        Year
                                       Ended
                                    10/31/02    10/31/01    10/31/00    10/31/99   10/31/98
NET ASSET VALUE
Beginning of period                   $ 5.11      $ 7.12      $ 7.20      $ 4.93     $ 5.95

Investment activities
   Net investment
   income (loss)                        0.03        0.03        0.04        0.05       0.13
   Net realized and
   unrealized gain (loss)               0.54       (2.04)      (0.08)**     2.31      (1.07)
   Total from
   investment activities                0.57       (2.01)      (0.04)       2.36      (0.94)

Distributions
   Net investment income                   -           -       (0.04)      (0.09)     (0.08)

   Total distributions                     -           -       (0.04)      (0.09)     (0.08)

NET ASSET VALUE
End of period                         $ 5.68      $ 5.11      $ 7.12      $ 7.20     $ 4.93
                                      -----------------------------------------------------
Ratios/Supplemental Data

Total return/\                         11.15%     (28.23)%     (0.68)%     48.73%    (15.97)%
Ratio of total expenses to
average net assets                      1.17%       1.22%       1.08%       1.21%      1.29%
Ratio of net investment
income (loss) to average
net assets                              0.53%       0.49%       0.41%       0.87%      2.33%
Portfolio turnover rate                 72.0%       49.0%       52.2%       69.9%      68.1%
Net assets, end of period
(in millions)                          $ 562       $ 527       $ 875       $ 996      $ 633


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                              October 31, 2002

------------------------
PORTFOLIO OF INVESTMENTS                                 Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands

HONG KONG 18.2%

Common Stocks 18.2%

Asia Aluminum Holdings                               23,580,000        $  1,905
Cheung Kong Holdings                                  2,078,000          13,788
China Insurance                                       1,152,000             550
China Mobile (Hong Kong)*(S)                          2,586,500           6,367
Citic Pacific(S)                                      1,378,000           2,915
CNOOC(S)                                              4,005,500           4,982
Esprit                                                5,059,501           8,498
Giordano International                                8,428,000           3,215
Global Bio-chem Technology                           10,523,600           2,280
Henderson Land Development                            2,351,000           7,159
Hung Hing Printing Group                              3,396,000           2,221
Hutchison Whampoa                                     2,707,900          16,665
Kingboard Chemical                                    3,020,000           1,781
Li & Fung                                             1,452,000           1,434
Shun Tak Holdings                                    11,550,000           1,836
Sino Land(S)                                          9,626,000           3,209
Sun Hung Kai Properties(S)                            1,618,000          10,082
Swire Pacific, Series A                               1,357,000           5,707
Techtronic Industries                                 5,338,000           4,072
Television Broadcast                                    570,000           1,955
Varitronix(S)                                         2,931,000           1,616
Total Hong Kong (Cost $104,738)                                         102,237
                                                                       --------
INDIA 8.6%

Common Stocks 8.6%

Apollo Hospitals                                        363,297             741
Bharti Tele-Ventures*                                 4,955,000           2,716
HDFC Bank                                             2,348,000           9,248
HDFC Bank ADR (USD)(S)                                   95,100           1,260
Hindustan Lever                                         582,980           1,936
Housing Development Finance                             229,900           2,982
I-Flex Solutions, 144A*                                 227,350           2,893
ICICI Bank (Ordinary shares)                          4,971,265          13,883
Infosys Technologies                                     68,800           5,380

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Kotak Mahindra Finance                                 283,226          $   856
Moschip Semiconductor*                                 360,827              179
Moser-Baer                                             629,000            2,053
Wipro                                                  148,700            4,193
Total India (Cost $54,845)                                               48,320
                                                                        -------
MALAYSIA 10.4%

Common Stocks 10.1%
AMMB Holdings                                        3,530,000            3,976
Arab Malaysian*                                     14,063,000            4,034
Berjaya Sports Toto                                  1,818,000            1,627
Gamuda Berhad                                        2,074,000            3,111
Genting Berhad                                         969,000            3,366
Hong Leong Bank                                      5,215,000            6,725
Magnum                                               7,924,000            4,984
Malayan Banking Berhad                               1,989,000            4,318
Multi-Purpose Holdings*                              8,847,000            2,654
Pernas International Hotel & Property*               6,221,000              990
Pos Malaysia & Services Holdings                     2,653,000            1,012
Resorts World                                        2,512,000            5,950
RHB Capital                                          9,801,000            4,746
Road Builder                                         3,214,000            2,977
Sime Darby                                           1,199,000            1,565
SP Setia                                             7,443,999            4,740
                                                                         56,775
                                                                        -------

Convertible Preferred Stocks 0.3%
Berjaya Sports Toto (Irredeemable conv.
unsec. loan stock)*                                  2,454,300            1,847
                                                                          1,847
Total Malaysia (Cost $62,683)                                            58,622
                                                                        -------
SINGAPORE 6.9%

Common Stocks 6.9%

DBS                                                  1,312,000            9,208
Keppel                                               2,320,000            5,778
Overseas Chinese Banking                               545,000            3,208
SIA Engineering                                      2,605,000            2,713

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                     Shares             Value
--------------------------------------------------------------------------------
                                                                 In thousands

Singapore Exchange                                2,824,000          $  1,854
Singapore Press                                     230,719             2,586
Singapore Technologies Engineering                1,050,000             1,099
United Overseas Bank                              1,185,000             8,987
Venture Manufacturing                               415,000             3,100
Total Singapore (Cost $38,520)                                         38,533
                                                                     --------

SOUTH KOREA 31.3%

Common Stocks 30.3%
Daelim Industrial                                   329,000             3,738
Hana Bank                                            75,640               964
Hyundai Department Store*                            89,520             1,857
Hyundai Department Store H&S                         22,380               201
Hyundai Motor(S)                                    194,900             4,930
Kook Soon Dang                                       93,057             2,130
Kookmin Bank                                        421,806            13,997
Kookmin Bank ADR (USD)                               41,900             1,355
Korea Telecom                                        89,000             3,659
KT Corporation ADR (USD)(S)                         215,403             4,424
Kumgang Korea Chemical                               54,210             5,317
LG Chemical(S)                                      160,520             4,776
Lotte Chilsung Beverage                              12,820             6,119
Lotte Confectionery                                   8,660             3,447
NCsoft*(S)                                           68,609             6,028
Pacific Corporation                                  45,530             4,577
POSCO(S)                                             77,700             7,271
Samsung Electro Mechanics                            73,800             2,796
Samsung Electronics                                 179,822            50,706
Samsung Fire & Marine Insurance(S)                  124,300             7,518
Samsung Securities*(S)                              242,920             6,284
Shinhan Financial(S)                                811,000             8,518
Shinsegae(S)                                         16,590             2,231
South Korea Telecom                                  94,440            17,367
                                                                      170,210
                                                                     --------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                       Shares           Value
--------------------------------------------------------------------------------
                                                                 In thousands
Preferred Stocks 1.0%
Samsung Electronics                                    43,830         $  5,875
                                                                         5,875
Total South Korea (Cost $113,686)                                      176,085
                                                                      --------
TAIWAN 14.2%

Common Stocks 14.2%
Accton*                                             4,229,000            5,241
Asustek Computer                                      931,250            1,932
Chinatrust Financial Holding                        8,577,177            6,847
Delta Electronics                                   1,791,700            2,360
Formosa Plastic                                     3,344,820            3,682
Fubon Financial Holding                             4,144,000            3,619
Gemtek Technology                                     500,000            1,383
Hon Hai Precision Industry                          1,125,629            4,071
Nan Ya Plastic                                      5,421,690            4,687
President Chain Store                               2,719,583            4,232
Realtek Semiconductor GDR 144A (USD)                  208,390            2,255
Sunplus Technology                                  1,465,000            2,702
Taishin Financial Holdings*                         6,393,000            2,892
Taiwan Cellular                                     3,862,546            3,373
Taiwan Semiconductor Manufacturing                 10,171,661           13,631
Test Rite International                             5,278,400            3,894
United Microelectronics                            11,083,544            8,049
Wan Hai Lines                                       6,654,000            4,794
Total Taiwan (Cost $81,580)                                             79,644
                                                                      --------

THAILAND 6.4%

Common Stocks 6.1%
Advanced Info Service*(S)                           1,604,300            1,269
Bangkok Bank (Foreign shares)*                        410,400              583
Bangkok Bank (Local shares)*                        6,914,000            8,220
Land & Houses                                       2,888,400            4,801
National Finance*                                   8,532,000            2,876
Siam Commercial Bank (Foreign shares)*(S)           4,041,000            2,472
Siam Commercial Bank (Local shares)*                8,751,000            5,354

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                   In thousands

TelecomAsia, Rights*                                     1,597,894    $       0
Thai Farmers Bank (Foreign shares)*(S)                     704,100          504
Thai Farmers Bank (Local shares)*                       13,494,000        8,256
                                                                         34,335
                                                                      ---------

Preferred Stocks 0.3%

PTT(S)                                                   1,833,000        1,629
                                                                          1,629
Total Thailand (Cost $35,501)                                            35,964
                                                                      ---------
UNITED KINGDOM 0.4%

Common Stocks 0.4%
HSBC (HKD)(S)                                              226,834        2,479
Total United Kingdom (Cost $1,603)                                        2,479
                                                                      ---------

SHORT-TERM INVESTMENTS 2.3%

Money Market Funds 2.3%
T. Rowe Price Reserve Investment Fund, 1.85%#           12,713,587       12,714
Total Short-Term Investments (Cost $12,714)                              12,714
                                                                      ---------
Total Investments in Securities
98.7% of Net Assets (Cost $505,870)                                   $ 554,598

Other Assets Less Liabilities                                             7,387

NET ASSETS                                                            $ 561,985
                                                                      ---------

  *   Non-income producing
  #   Seven-day yield
  S   All or portion of this security is on loan at October 31, 2002.
      See Note 2.
ADR   American Depository Receipts
GDR   Global Depository Receipts
HKD   Hong Kong dollar
USD   U.S. dollar
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total of such securities at period-end amounts to $5,148 and represents 0.9% of net assets

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                               October 31, 2002
-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value (cost $505,870)                   $ 554,598
Securities lending collateral                                            15,081
Other assets                                                             16,200
Total assets                                                            585,879
                                                                      ---------
Liabilities
Obligation to return securities lending collateral                       15,081
Other liabilities                                                         8,813
Total liabilities                                                        23,894

NET ASSETS                                                            $ 561,985
                                                                      ---------
Net Assets Consist of:
Undistributed net investment income (loss)                            $   3,582
Undistributed net realized gain (loss)                                 (264,164)
Net unrealized gain (loss)                                               48,767
Paid-in-capital applicable to 98,994,239 shares
of $0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      773,800
NET ASSETS                                                            $ 561,985
                                                                      ---------

NET ASSET VALUE PER SHARE                                             $    5.68
                                                                      ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       10/31/02

Investment Income (Loss)

Income
Dividend (net of foreign taxes of $1,831)                              $ 10,299
Interest (net of foreign taxes of $22)                                      528
Securities lending                                                          247
Total income                                                             11,074
                                                                       --------
Expenses
Investment management                                                     5,351
Shareholder servicing                                                     1,676
Custody and accounting                                                      355
Prospectus and shareholder reports                                          110
Proxy and annual meeting                                                     50
Legal and audit                                                              37
Registration                                                                 10
Directors                                                                    10
Miscellaneous                                                                12
Total expenses                                                            7,611
Expenses paid indirectly                                                     (1)
Net expenses                                                              7,610
Net investment income (loss)                                              3,464
                                                                       --------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities (including tax refunds of $685)                              (40,269)
Foreign currency transactions                                            (1,290)
Net realized gain (loss)                                                (41,559)
                                                                       --------
Change in net unrealized gain (loss)
Securities                                                              106,125
Other assets and liabilities
denominated in foreign currencies                                            20
Change in net unrealized gain (loss)                                    106,145
Net realized and unrealized gain (loss)                                  64,586
                                                                       --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 68,050
                                                                       --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                              Year
                                                             Ended
                                                          10/31/02     10/31/01
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)                           $     3,464  $     3,528
Net realized gain (loss)                                   (41,559)     (40,838)
Change in net unrealized gain (loss)                       106,145     (168,504)
Increase (decrease) in net assets from operations           68,050     (205,814)
                                                       -----------  -----------

Capital share transactions*
Shares sold                                              1,124,302    1,022,235
Shares redeemed                                         (1,157,585)  (1,163,888)
Increase (decrease) in net assets from capital
share transactions                                         (33,283)    (141,653)
                                                       -----------  -----------

Net Assets
Increase (decrease) during period                           34,767     (347,467)
Beginning of period                                        527,218      874,685
End of period                                          $   561,985  $   527,218
                                                       -----------  -----------

*Share information
Shares sold                                                178,727      161,232
Shares redeemed                                           (182,987)    (180,741)
Increase (decrease) in shares outstanding                   (4,260)     (19,509)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------
                                                                October 31, 2002
-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located, or with primary operations, in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $1,000 for the year ended October 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2002, approximately 96% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $37,324,000; aggregate collateral consisted of $15,081,000 in the securities lending collateral pool and government securities valued at $27,423,000.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $447,103,000 and $434,018,000, respectively, for the year ended October 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

There were no distributions in the year ended October 31, 2002. At October 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                            $ 99,866,000
Unrealized depreciation                                             (51,099,000)
                                                                   ------------
Net unrealized appreciation (depreciation)                           48,767,000
Undistributed ordinary income                                         3,582,000
Capital loss carryforwards                                         (264,164,000)
Paid-in capital                                                     773,800,000
                                                                   ------------
Net assets                                                         $561,985,000
                                                                   ------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $184,969,000 of capital loss carryforwards that expire in 2006, $38,194,000 that expire in 2009, and $41,001,000 that expire in 2010.

For the year ended October 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Undistributed net investment income                                   $ 118,000
Undistributed net realized gain                                        (118,000)

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $505,870,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At October 31, 2002, the fund has a capital gain tax refund receivable of $1,380,000, no deferred tax liability, and $16,086,000 of capital loss carryforwards expiring in 2010.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $382,000.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,302,000 for the year ended October 31, 2002, of which $116,000 was payable at period-end.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2002, the fund was allocated $12,000 of Spectrum Funds' expenses, of which $7,000 related to services provided by Price and $2,000 was payable at period-end. At October 31, 2002, approximately 0.4% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $456,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund will pass through foreign source income of $4,065,000 and foreign taxes paid of $483,000.

--------------------------------------------------------------------------------

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)           Principal Occupation(s) During Past 5 Years and
Year Elected*             Directorships of Other Public Companies
------------------------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.  President, Coppin State College; Director, Provident Bank of
(3/16/32)                 Maryland
2001

Anthony W. Deering        Director, Chairman of the Board, President, and Chief Executive
(1/28/45)                 Officer, The Rouse Company, real estate developers
1991

Donald W. Dick, Jr.       Principal, EuroCapital Advisors, LLC, an acquisition and
(1/27/43)                 management advisory firm
1988

David K. Fagin            Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                  Resources Ltd., and Canyon Resources Corp. (5/00 to present);
2001                      Chairman and President, Nye Corp.

F. Pierce Linaweaver      President, F. Pierce Linaweaver & Associates, Inc., consulting
(8/22/34)                 environmental and civil engineers
2001

Hanne M. Merriman         Retail Business Consultant; Director, Ann Taylor Stores Corp.,
(11/16/41)                Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US
2001                      Airways Group, Inc.

John G. Schreiber         Owner/President, Centaur Capital Partners, Inc., a real estate
(10/21/46)                investment company; Senior Advisor and Partner, Blackstone Real Estate
2001                      Advisors, L.P.; Director, AMLI Residential Properties Trust,
                          Host Marriott Corp., and The Rouse Company

Hubert D. Vos             Owner/President, Stonington Capital Corp., a private investment
(8/2/33)                  company
2001

Paul M. Wythes            Founding Partner, Sutter Hill Ventures, a venture capital
(6/23/33)                 limited partnership, providing equity capital to young
1996                      high-technology companies throughout the United States; Director,
                          Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------



Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price   Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]       Other Public Companies
-------------------------------------------------------------------------------------------------
James S. Riepe             Director and Vice President, T. Rowe Price; Vice Chairman of the
(6/25/43)                  Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2002                       Chairman of the Board and Director, T. Rowe Price Global Asset
[105]                      Management Limited, T. Rowe Price Investment Services, Inc.,
                           T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
                           Services, Inc.; Chairman of the Board, Director, President, and Trust
                           Officer, T. Rowe Price Trust Company; Director, T. Rowe Price
                           International, Inc., and T. Rowe Price Global Investment Services
                           Limited; Chairman of the Board, International Funds

M. David Testa             Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(4/22/44)                  Vice Chairman of the Board, Chief Investment Officer, Director, and
1979                       Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price
[105]                      Global Asset Management Limited; Director and Vice President,
                           T. Rowe Price Trust Company; Director, T. Rowe Price Global
                           Investment Services Limited and T. Rowe Price International, Inc.;
                           Vice President, International Funds

Martin G. Wade             Director and Vice President, T. Rowe Price Group, Inc.; Chairman of
(2/16/43)                  the Board and Director, T. Rowe Price Global Investment Services
1982                       Limited and T. Rowe Price International, Inc.; Director, T. Rowe Price
[16]                       Global Asset Management Limited; Vice President, T. Rowe Price


*Each inside director serves until the election of a successor.

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------



Officers

Name (Date of Birth)
Title and Fund(s) Served                          Principal Occupation(s)
------------------------------------------------------------------------------------------------------
Christopher D. Alderson (3/29/62)                 Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds               Group, Inc., and T. Rowe Price International, Inc.

Mark C.J. Bickford-Smith (4/30/62)                Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds               T. Rowe Price International, Inc.

Joseph A. Carrier (12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds                    Group, Inc., and T. Rowe Price Investment
                                                  Services, Inc.

Michael J. Conelius (6/16/64)                     Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds               Group, Inc., and T. Rowe Price International, Inc.


Ann B. Cranmer (3/23/47)                          Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds     T. Rowe Price International, Inc.; Vice President
                                                  and Secretary, T. Rowe Price Global Asset
                                                  Management Limited and T. Rowe Price Global
                                                  Investment Services Limited

Frances Dydasco (5/8/66)                          Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds               T. Rowe Price International, Inc.

Mark J.T. Edwards (10/27/57)                      Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds               T. Rowe Price International, Inc.

Roger L. Fiery III (2/10/59)                      Vice President, T. Rowe Price, T. Rowe Price
Assistant Vice President, International Funds     Group, Inc., and T. Rowe Price International, Inc.

John R. Ford (11/25/57)                           Vice President, T. Rowe Price and T. Rowe Price
President, International Funds                    Group, Inc.; Director, Chief Investment
                                                  Officer, and Vice President, T. Rowe Price
                                                  International, Inc.

Henry H. Hopkins (12/23/42)                       Director and Vice President, T. Rowe Price
Vice President, International Funds               Group, Inc., T. Rowe Price Investment Services,
                                                  Inc., T. Rowe Price Services, Inc., and
                                                  T. Rowe Price Trust Company; Vice President,
                                                  T. Rowe Price, T. Rowe Price International, Inc.,
                                                  and T. Rowe Price Retirement Plan Services, Inc.

Ian D. Kelson (8/16/56)                           Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds               Group, Inc., and T. Rowe Price International,
                                                  Inc.; formerly Head of Fixed Income, Morgan
                                                  Grenfell/ Deutsche Asset Management
                                                  (to 2000)

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                    Principal Occupation(s)
--------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)               Assistant Vice President, T. Rowe Price and
Secretary, International Funds              T. Rowe Price Investment Services, Inc.

Ian J. Macdonald (1/7/62)                   Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.

David S. Middleton (1/18/56)                Vice President, T. Rowe Price, T. Rowe Price
Controller, International Funds             Group, Inc., and T. Rowe Price Trust Company

George A. Murnaghan (5/1/56)                Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds         Group, Inc., T. Rowe Price International,
                                            Inc., T. Rowe Price Investment Services, Inc.,
                                            and T. Rowe Price Trust Company

Gonzalo Pangaro (11/27/68)                  Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.

D. James Prey III (11/26/59)                Vice President, T. Rowe Price and
Vice President, International Funds         T. Rowe Price Group, Inc.

Robert Revel-Chion (3/9/65)                 Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.

Christopher J. Rothery (5/26/63)            Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.

James B.M. Seddon (6/17/64)                 Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.

Robert W. Smith (4/11/61)                   Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds         Group, Inc., and T. Rowe Price International,
                                            Inc.

Benedict R.F. Thomas (8/27/64)              Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.

Justin Thomson (1/14/68)                    Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds         T. Rowe Price International, Inc.; formerly
                                            Portfolio Manager, G.T. Capital/Invesco (to
                                            1998)

David J.L. Warren (4/14/57)                 Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,                   Group, Inc.; Director, Chief Executive
International Funds                         Officer, and President, T. Rowe Price
                                            International, Inc. Director, T. Rowe Price
                                            Global Asset Management Limited

T. ROWE PRICE NEW ASIA FUND
--------------------------------------------------------------------------------


Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                    Principal Occupation(s)
-----------------------------------------------------------------------------------------------
William F. Wendler II (3/14/62)             Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds         Group, Inc., and T. Rowe Price International, Inc.

Richard T. Whitney (5/7/58)                 Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds         Group, Inc., T. Rowe Price International, Inc.,
                                            and T. Rowe Price Trust Company

Edward A. Wiese, CFA (4/12/59)              Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds         Group, Inc., and T. Rowe Price Trust Company;
                                            Director, Chief Investment Officer, and Vice
                                            President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS++

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

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T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202